Business Combinations	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about business combination [abstract]
Business combinations
22. Business combinations
Acquisition of the ZEGNA business in South Korea

On January 1, 2024, the Group acquired a 100% interest in Ermenegildo Zegna Korea Co. Ltd, following which the Group began directly operating its ZEGNA business in South Korea and its network of stores.
Details of the purchase consideration, the net assets acquired and goodwill are presented below.

(€ thousands)	At acquisition date
Cash consideration paid	8,970
Settlement of pre-existing intercompany balances	2,540
Total	11,510
The assets and liabilities recognized as a result of the acquisition are as follows:

(€ thousands)	Preliminary fair value at acquisition date
Cash and cash equivalents	210
Trade receivables	1,560
Inventories	4,518
Intangible assets and property, plant and equipment	1,014
Other current and non-current assets	109
Other current and non-current liabilities	(2,929)
Trade payables and customer advances	(321)
Employee benefits	(931)
Net identifiable assets acquired	3,230
Goodwill	8,280
Net assets acquired including goodwill	11,510

Goodwill arising from the acquisition of €8,280 thousand is primarily attributable to the expected synergies from combining operations of the acquiree and the acquirer. Acquisition-related costs of €26 thousand were expensed as incurred.
Details of the net cash outflows related to the acquisition are shown below:

(€ thousands)	At acquisition date
Consideration paid in cash	(8,970)
Cash and cash equivalents acquired	210
Payment of acquisition-related liabilities	(967)
Net cash outflow - Investing activities	(9,727)

The acquired business contributed revenues of €7,453 thousand and a net loss of €492 thousand to the Group for the period from January 1, 2024 (the date of acquisition) to June 30, 2024.

Trade receivables had a gross contractual value of €1,576 thousand and the best estimate at the acquisition date of the contractual cash flows not to be collected is €16 thousand.

Acquisition of Thom Browne business in South Korea

On July 1, 2023, the Group acquired 100% of the Thom Browne business in South Korea for cash consideration of €7,991 thousand and began directly operating its network of stores. At the acquisition date, the Group recognized the net present value of the deferred consideration related to the acquisition of the Thom Browne business in South Korea for €18,583 thousand. In January 2024, the Group paid a portion of the deferred consideration for €4,881 thousand. At June 30,
2024, the deferred consideration amounted to €13,983 thousand, of which €4,699 thousand was settled in July 2024 through a cash payment and the remaining portion is expected to be paid in January and July 2025.
Further details of the business combination were disclosed in Note 39 — Business combinations of the Group’s annual financial statements for the year ended December 31, 2023.